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                                                                 Exhibit 10.6.1



                                  AMENDMENT TO

                      OPERATIONS AND MAINTENANCE AGREEMENT

         THIS AMENDMENT to Operations and Maintenance Agreement ("Amendment") dated as of this 26th day of October, 1999, is by and between Tenaska Georgia Partners, L.P., a Delaware limited partnership ("Owner") and Tenaska Operations, Inc., a Delaware corporation ("Operator").

         WHEREAS, Owner and Operator desire to amend that certain Operations and Maintenance Agreement by and between them, dated September 10, 1999 ("O&M Agreement") to prohibit, among other things, Operator's undertaking of certain sales and brokering activities.

         NOW, THEREFORE, in consideration of the premises contained in this Amendment, the Parties hereto, intending to be legally bound, agree as follows:

1.       AMENDMENT

         Article 14 of the O&M Agreement is hereby amended by adding thereto a new Section 14.26, which reads as follows:

             "14.26  BROKERING AND MARKETING

              Operator shall not undertake the sale, brokering or marketing of electrical energy or capacity. Further, any Affiliate (as defined in the Power Purchase Agreement) of Operator that is not an Affiliate of Tenaska (as defined in the Power Purchase Agreement) shall not conduct business in the ordinary course from the same offices as are being used by an Affiliate of Operator that is engaging in the sale, brokering or marketing of such electrical energy or capacity."

2.       ENTIRE AGREEMENT

         This Amendment contains all of the understandings and agreements existing between the Parties with respect to the subject matter of this Amendment. All provisions of the O&M Agreement not modified by this Amendment shall remain in full force and effect.

3.       GOVERNING LAW

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA, EXCLUDING CONFLICT OF LAW RULES WHICH MAY CALL FOR THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.


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         IN WITNESS WHEREOF, each Party has caused this Amendment to be signed in its name and on its behalf by a duly authorized officer, as of the day and year first above written.

                                    OWNER:

                                    TENASKA GEORGIA PARTNERS, L.P.,
                                    a Delaware limited partnership

                                    By:      Tenaska Georgia I, L.P.
                                    Its      Managing General Partner

                                    By:      Tenaska Georgia, Inc.
                                    Its:     Managing General Partner

                                    By:      /S/________________________________
                                    Title:   Vice President

                                    OPERATOR:

                                    TENASKA OPERATIONS, INC.,
                                    a Delaware corporation

                                    By:      /S/________________________________
                                    Title:   Vice President


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